Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Nationwide Risk-Based U.S. Equity ETF (RBUS)
Nationwide Risk-Based International Equity ETF (RBIN)
Nationwide Maximum Diversification U.S. Core Equity ETF (MXDU)

April 22, 2022

Supplement to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 10, 2021

The Board of Trustees of ETF Series Solutions, upon a recommendation from Nationwide Fund Advisors, the investment adviser to the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, and Nationwide Maximum Diversification U.S. Core Equity ETF (each, a “Fund” and collectively, the “Funds”), has determined to close and liquidate the Funds immediately after the close of business on May 26, 2022 (the “Liquidation Date”). Shares of the Funds are listed on the NYSE Arca, Inc.

Effective on or about May 17, 2022, each Fund will begin liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Funds’ prospectus.

The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing each Fund, if any. Once the distributions are complete, the Funds will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-800-617-0004.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI for future reference.